Exhibit B

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Marc Descheemaecker
Director: Marc Descheemaecker

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Marinela Petrova
Director: Marinela Petrova

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Petr Pavelek
Director: Petr Pavelek

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Julie Sonne
Director: Julie Sonne

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Thomas Westphal
Director: Thomas Westphal

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Andres Kuningas
Director: Andres Kuningas

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ John A. Moran
Director: John A. Moran

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Konstantin J. Andreopoulos
Director: Konstantin J. Andreopoulos

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Carlos San Basilio Pardo
Director: Carlos San Basilio Pardo

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Emmanuel Massé
Director: Emmanuel Massé

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Vladimira Ivandić
Director: Vladimira Ivandić

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Kyriacos Kakouris
Director: Kyriacos Kakouris

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Armands Eberhards
Director: Armands Eberhards

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Miglė Tuskienė
Director: Miglė Tuskienė

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Arsène Jacoby
Director: Arsène Jacoby

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ László Baranyay
Director: László Baranyay

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Stanley Mifsud
Director: Stanley Mifsud

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Piotr Nowak
Director: Piotr Nowak

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Filipe Cartaxo
Director: Filipe Cartaxo

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Attila György
Director: Attila György

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Andrej Kavčič
Director: Andrej Kavčič

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Kristina Sarjo
Director: Kristina Sarjo

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Mattias Hector
Director: Mattias Hector

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Ivan Lesay
Director: Ivan Lesay

[Letterhead of ]

EUROPEAN INVESTMENT BANK

POWER OF ATTORNEY

The European Investment Bank (the “Bank”), each of the members of the Board of Directors of the Bank, in connection with the filing with the United States Securities and Exchange Commission (the “Commission”), under the provisions of the United States Securities Act of 1933, as amended, of one or more Registration Statements and amendments, including, without limitation, post-effective amendments thereto relating to notes and/or bonds of the Bank, hereby appoints:

(i)            the President, each of the Vice Presidents of the Bank and Mr Philip Boeckman as attorneys-in-fact and agents, each of them to have full power to act without the others; and

(ii)            Mr Bertrand de Mazières, Ms Peggy Nylund Green, Ms Eila Kreivi, Mr Eric Lamarcq, Mr Nicola Santini, Mr Sandeep Dhawan and Mr Richard Teichmeister as attorneys-in-fact and agents, each of them to have full power to act together with any other person named in this clause (ii)

for each of the undersigned and in his or her name and in all capacities, and on behalf of and as attorney for the Bank, to sign and file with the Commission any and all Registration Statements and amendments, including, without limitation, post-effective amendments with all exhibits thereto and any other document; and the Bank and each of the undersigned hereby grants to said attorneys-in-fact and agents, and each of them, full authority to perform any acts necessary to be done in connection with such signing and filing and hereby ratifies all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Bank has caused this Power of Attorney to be signed by its President, and the undersigned member of its Board of Directors has hereunto set his or her hand as of the 21st day of March, 2018.

EUROPEAN INVESTMENT BANK

/s/ Werner Hoyer
President
Werner Hoyer

/s/ Gelsomina Vigliotti
Director: Gelsomina Vigliotti